Exhibit 31-3

CERTIFICATION OF CHIEF FINANCIAL  OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with  Amendment No. 1  Registration Statement of Frezer, Inc. (the "Company")  on Form 10-SB as filed with the  Securities  and  Exchange  Commission  on the date  hereof  (the "Report"), I, David R. Koos, , Acting Chief Financial Officer of the Company,  certify, pursuant  to  18  U.S.C.   ss.1350,   as  adopted  pursuant  to  ss.906  of  the  Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully  complies with the  requirements  of section 13(a) or

          15(d) of the Securities Exchange Act of 1934; and

     (2)  The  information  contained  in the  Report  fairly  presents,  in all material respects, the financial condition and result of operations of the Company.

IN WITNESS  WHEREOF,  the undersigned has executed this  certification as of the

8 day of August  2005.

/s/ David R. Koos

--------------------------

David R. Koos

Acting Chief Financial Officer